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                                                            Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS




          We consent to the use, in the Registration Statement of Cardiodynamics International Corporation (the "Company") on Form S-8, of our report, dated January 12, 1996, the financial statements of the Company for the years ending November 30, 1995 and 1994.





                                             PETERSON & CO.

San Diego, California
October 17, 1996